EXHIBIT 99.32

From: John Houston Pope
Sent: Tuesday, April 28, 2009 9:52 PM
To: kathleen@delaneylaw.net
Subject: Fw: Please Forward to Mr. Klinger's Counsel

Please see below.

John Houston Pope | Bio
(212) 351-4641 (direct) | (212) 878-8741 (fax)
JHPope@ebglaw.com
EPSTEINBECKERGREEN
250 Park Avenue | New York, NY 10177
(212) 351-4500 (main) | www.ebglaw.comThink Green. Please consider the environment before you print this message. Thank you.

From: Behrent, Matt
To: John Houston Pope
Sent: Tue Apr 28 21:13:28 2009
Subject: Please Forward to Mr. Klinger's Counsel

April 28, 2009

John,

Please forward this message to Mr. Klinger's Counsel.

Matthew Behrent

-------------------------------------------

April 28, 2009

Kathleen A. DeLaney
DeLaney & DeLaney LLC
3646 N. Washington Blvd.
Indianapolis, IN 46205
Tel: 317-920-0400 Main
Tel: 317-920-0500 Direct
Fax: 317-920-0404
kathleen@delaneylaw.net
www.delaneylaw.net

Kathleen,

Given that a significant portion of Michael W. Klinger's ("Mr. Klinger") claims for compensation relate to entitled vacation days that Mr. Klinger claims not to have utilized, Plaintiffs commenced on April 24, 2009 a comprehensive review of the vacation days actually taken by Mr. Klinger, versus those he self-reported to the Plaintiffs (for tracking purposes). As you may know, your client was in the position of self-reporting his vacation and working in a location that was remote from his direct superiors. Based on our preliminary analysis of computer records of Mr. Klinger’s use of his security card to enter the Fishers’ facility, a review of Mr. Klinger’s own notes on his Microsoft Outlook calendar, and emails listing planned and actual vacations, we note the following preliminary conclusions based only on a review of days in the second half of 2008:

1. For allof 2008, Mr. Klinger specifically reported two vacation days (August 8 and 11, 2008) and three “Personal Time Days” (May 9, 22 and 23 , 2008). Mr. Klinger separately noted in an email to Ann Gaffney, requesting the number of vacation days taken in 2008, that he had taken “5 days” in 2008, but he has not provided specifically on what days those additional 3 days of vacations were taken (assuming the "5 days" was not meant to include the three "Personal Time Days"). We have assumed for this analysis, to provide the benefit of the doubt to Mr. Klinger, that all of those 5 days of vacation were taken in the second half 0f 2008, the period we have analyzed so far.

2. In the second half of 2008, Plaintiffs have identified 12 days where Mr. Klinger marked entire days in his Outlook Calendar as “Vacation” (or in December 2008, were within a period his calendar indicated he had travelled to Florida) and where computer records indicate Mr. Klinger’s security card was not used to access the Fishers’ facility at any point during those days. (See Exhibit A) Based on this analysis, Mr. Klinger appears to have failed to properly self-report 7 days of vacation (12 identified days less the assumption that all 5 vacation days self-reported in 2008 occurred in the second half of 2008) during this six month period, or said differently, Mr. Klinger appears to have self-reported only 42% of his actual vacation days taken during this period.

3. In the second half of 2008, Plaintiffs have identified an additional 6 days (June 6 and June 9-13, 2008) that Mr. Klinger identified as a planned vacation in a May 21, 2008 email. Mr. Klinger also listed 5 of those days as “Summer Camp” in his Outlook Calendar (June 9-13, 2008). Further, in a June 6, 2008 email, Mr. Klinger stated “I’m off on vacation thru next week.” (See Exhibit B). Based on this analysis, and together with the vacation days Mr. Klinger appears to have failed to self-report in paragraph 2, above, Mr. Klinger appears to have failed to properly self-report a total of 13 days of vacation during this six month period (18 identified days less the assumption that all 5 vacation days self-reported in 2008 occurred in the second half of 2008) during this six month period, or said differently, Mr. Klinger appears to have self-reported only 28% of his actual vacation days taken during this period.

4. In the second half of 2008, Plaintiffs have identified an additional 18 days where computer records indicate Mr. Klinger’s security card was not used to access the Fishers’ facility at any point during the day and where Mr. Klinger’s absence was not explained by business travel or holidays or included in Paragraphs 2 or 3 above. (See Exhibit C) Unlike the analysis in Paragraphs 2 and 3, we note that for these days there is currently no further corroborating evidence in addition to the lack of security card "swipes."

We are expanding this review (in particular, seeking corroboration for the days with no "swipes" listed in Paragraph 4) to include an analysis of Mr. Klinger’s office and cell phone records, and all of his Microsoft Office E-mails, and extending the analysis into all periods of Mr. Klinger’s employment, including by subpoena to Universal Music Group. We will also pursue discovery of related personal records of Mr. Klinger to further corroborate that analysis.

We note that we reserve all legal rights, including those we may have to dispute both the actual vacation days taken by Mr. Klinger, his legal entitlement to the payment of any accrued vacation as a result of Plaintiffs’ justifiable termination of Mr. Klinger’s employment with Cause, and whether Mr. Klinger’s failure to properly record his vacations may also constitute acts of dishonesty or fraud resulting in personal enrichment that could constitute further grounds for termination of Mr. Klinger’s employment with Cause.

I encourage your client to resubmit his correct vacation day usage with suitable backup, at a minimum for his employment since May 31, 2005. Alternatively, if you or your client have any other proposal for a potential resolution of the disparities between Mr. Klinger’s self-reported vacation days and his actual vacation days, I encourage you to let us know.

Regards,

Matthew Behrent

__________________________________________

Matthew K. Behrent
EVP, Corporate Development, Legal Counsel
EDCI Holdings, Inc.
1755 Broadway, 4th Fl.
New York, NY 10019

EXHIBIT A

Page 1 of 1

July 2008

Sun	Mon	Tue	Wed	Thu	Fri	Sat
Jun 29	30 4:30 PM KM 09 revie 7:00 PM Scout meeti 7:00 PM Scout meeti	Jul 1 11:00 AM ECI Payrol	2	3 5:30 PM A single un	4 Vacation	5 Vacation
6 Vacation	7 Vacation 7:00 PM Scout meet No Swipe	8 Vacation 4:00 PM EMI Update No Swipe	9 Vacation 1:00 PM Possible CH No Swipe	10 Vacation 1:00 PM Dr M (At 13 No Swipe	11 Vacation Mid-Summer Ritual No Swipe	12 Vacation Mid-Summer Ritual
13 Vacation Mid-Summer Ritual	14 11:30 AM Monthly U 7:00 PM Scout meeti	15 9:30 AM ECI Meeting 9:30 AM Updated: R 1:00 PM Fonovisa - J 4:00 PM Fonovisa EI	16 4H Fair 9:30 AM Forecast 2 11:30 AM IT Organiz 2:00 PM Animals to	17 4H Fair 8:00 AM Poultry Sho No Swipe	18 4H Fair 8:00 AM Rabbit Show 12:30 PM AC Agenda	19 4H Fair
20 4H Fair	21 10:00 AM Sapphire A 10:30 AM Script call 7:00 PM Scout meeti	22 9:00 AM Quarterly C	23 9:30 AM Final review 11:30 AM Lunch with 1:30 PM Meeting wit Updated: KM TRIP (I	24 Updated: KM TRIP (I	25 9:00 AM Jewel 9:00 AM Sony matte 10:00 AM Lunch with 11:00 AM Updated: T	26
27 Nascar	28 BADEN POWELL 11:30 AM Quarterly 7:00 PM Scout meeti	29 BADEN POWELL 8:00 AM Process DIS 8:30 AM PAY RE TAX 9:30 AM Sapphire Ar 12:30 PM Lunch with 2:00 PM Mail school	30 BADEN POWELL 9:00 AM Wachovia S	31 BADEN POWELL 9:30 AM Discussions 11:30 AM Ashley's lu 3:00 PM Vangard tra	Aug 1 1:00 PM Quarterly D	2
3	4 1:00 PM Audit Comm 7:00 PM Scout meeti	5 10:00 AM Cycle Cou 2:30 PM EARNINGS 4:30 PM Earnings Ca 4:30 PM EDC Earnin 4:30 PM Earnings Ca	6 9:30 AM John Tower 1:00 PM FHMS. Ope	7 6:30 PM 4H dinner (	8 11:00 AM Pick up gla	9

https://webmailedc.mi8.com/exchange/KlingeMi/Calendar/?cmd=contents 4/28/2009

Page 1 of 1

August 2008						
Sun	**Mon**	**Tue**	**Wed**	**Thu**	**Fri**	**Sat**
Jul 27 Nascar	28 BADEN POWELL 11:30 AM Quarterly 7:00 PM Scout meet	29 BADEN POWELL 8:00 AM Process DIS 8:30 AM PAY RE TAX 9:30 AM Sapphire Ar 12:30 PM Lunch with 2:00 PM Mai school	30 BADEN POWELL 9:00 AM Wachovia S	31 BADEN POWELL 9:30 AM Discussions 11:30 AM Ashley's lu 3:00 PM Vangard tra	Aug 1 1:00 PM Quarterly D	2
3	4 1:00 PM Audit Comm 7:00 PM Scout meet	5 10:00 AM Cycle Cour 2:30 PM EARNINGS (4:30 PM Earnings Ca 4:30 PM EDC Earning 4:30 PM Earnings Ca	6 9:30 AM John Tower 1:00 PM HFMS, Ope	7 6:30 PM 4H dinner (	8 11:00 AM Pick up gla No Swipe Recorded vacation day to payroll	9
10	11 M&D Vac 11:30 AM Monthly U 7:00 PM Scout meet No Swipe Recorded vacation day to payroll	12 M&D Vac First Day of School Meeting AICPA CLAS 4:00 PM Fonovisa ED	13 M&D Vac 9:30 AM Call with Ma 2:30 PM ECI Proposa	14 M&D Vac 12:30 PM Tom actua	15 M&D Vac Grand Ritua	16 M&D Vac Grand Ritual Grand ritual
17 M&D Vac Grand Ritual 4:00 PM Planning m	18 M&D Vac 7:00 PM Scout meet	19 M&D Vac	20 M&D Vac Picture Day BOD Meetings	21 M&D Vac BOD Meetings Robinson, Becky	22 BOD Meetings	23
24 Airshow	25 2:00 PM Fishers' Wo 7:00 PM COH 7:00 PM Scout meet	26 12:00 PM Dean 630- 3:30 PM Pickup Trac	27 7:30 AM PK 10:00 AM Updated: 11:00 AM Call with J 2:30 PM Review of D	28 2:00 PM Dr. Ayres (	29	30
31	Sep 1 7:00 PM Scout meet	2 8:00 AM Sapphire M 10:00 AM Project Sa	3 Richard's Trip 7:15 AM Flight Itiner 10:00 AM Updated: 11:00 AM Updated:	4 Richard's Trip 7:10 PM Flight Itiner	5 9:00 AM Meeting 1 9:00 AM Updated: St 9:30 AM Meeting wit 9:30 AM IT A: hand 11:30 AM SAM IEP @ 2:00 PM Art Wilmes	6

https://webmailedc.mi8.com/exchange/KlingeMi/Calendar/?cmd=contents 4/28/2009

Page 1 of 1

December 2008

Sun	Mon	Tue	Wed	Thu	Fri	Sat
Nov 30	Dec 1 9:00 AM E&Y Tax Ye 10:30 AM Call with H 1:30 PM Dr b 1:30 PM Cut off date 2:30 PM UAW Meetir 6:00 PM Continue Ja 7:00 PM Scout meeti	2 12:00 PM Meeting of 1:00 PM TSA Call (Co 2:30 PM Final Review 7:00 PM Leaders Me	3 10:00 AM Updated: 2:00 PM PK Appt w/	4 8:00 AM Updated: S 9:30 AM Frank with 4:30 PM Updated: C	5	6
7 Flight Info (Indenep	8 BOD MEETINGS (OR 11:30 AM Monthly U 12:00 PM EDC Audit 7:00 PM Scout meeti	9 BOD MEETINGS (OR Flight INFO (Orlando 8:00 AM Cancel DR	10 8:00 AM Meeting wit 10:00 AM Updated: 1:00 PM Union Meeti	11 9:00 AM Monthly Op 9:00 AM Dr Ayres. 7	12 11:00 AM Staff Meet 2:00 PM Byron (Can	13
14	15 7:30 AM Call roger 9:00 AM Cash call 11:30 AM IT (Mikes 2:30 PM UMGI KFN (7:00 PM Scout meeti 7:00 PM Court of Ho	16 7:30 AM Cash Call (11:30 AM Company 2:00 PM (No Subject	17 10:00 AM Updated: 1:30 PM PK with Dr 3:00 PM Operations	18 8:50 AM UMG RESPO 9:30 AM Dail In (877 2:00 PM Frank, John	19 8:30 AM KFN 9:30 AM COBRA Fun 10:00 AM UMG Cont 11:30 AM Departmen 2:30 PM FRANK & C 3:00 PM frank 313-4	20
21	22 9:15 AM Updated So 7:00 PM Scout meeti	23 Leave for Florida 5:1 10:00 AM Updated:	24 10:00 AM Updated:	25	26 9:30 AM Confidential No Swipe	27
28	29 10:00 AM Sapphire U 4:15 PM UMG UAT E 7:00 PM Scout meeti No Swipe	30 2:00 PM Sapphire Up No Swipe	31 Return from FL 12:1 10:00 AM Updated: 11:00 AM Sapphire U 4:00 PM UMG UAT E No Swipe	Jan 1	2	3
4	5 8:45 AM Update on 9:00 AM Richard Ma 9:30 AM Update Mee 10:00 AM Transition 1:30 PM 1:30 p.m. M 7:00 PM Scout meeti	6 9:00 AM EDC / UMG 10:00 AM Pre-discus 11:00 AM Updated: 11:00 AM UMGI Pres 3:00 PM Meeting wit	7 9:30 AM Update Mee 10:00 AM Updated: 1:30 PM call with GB	8 8:00 AM Call Nixon 8:30 AM Call Streep 9:00 AM Kings Mtn - 10:30 AM WC Capita 11:00 AM EDC Opera 1:00 PM EDCI Manag 1:30 PM Phil	9 9:00 AM Dr sam 1:00 PM EDCI Confe	10

https://webmailedc.mi8.com/exchange/KlingeMi/Calendar/?cmd=contents 4/28/2009

EXHIBIT B

Klinger, Mike

From: Klinger, Mike
Sent: Wednesday, May 21, 2008 12:30 AM
To: Elaine Breen
Subject: FW: Time Off

From: Klinger, Mike
Sent: Wednesday, May 21, 2008 12:29 AM
To: Copland, Jordan
Cc: Costabile, Tom
Subject: Time Off

Plans thus far:

Off this Thursday and Friday (5/22 & 5/23)
Off hopefully 1 day midweek next week (Vet coming over for annual checkups on horses)
Off Monday June 2 – my annual physical and tests
Off for BSA Summer Camp (6/6 -6/13)
Family Vacation- not the Grand Canyon July 7 - 11
4H Fair July 16 – 21 (probably only 1 or 2 of the days)

1

Page 1 of 1

June 2008

Sun	Mon	Tue	Wed	Thu	Fri	Sat
May 25	26 7:00 PM Scout meet	27 Elly - Vac 2:30 PM Pay credit c 6:30 PM POSSIBLE 4	28 1:30 PM Updated OF 6:30 PM Sam 22 gun 7:00 PM Summer Ca	29 9:00 AM Check on D 2:00 PM Insurance F	30 Nesting Box in with F PBD 11:00 AM Finish CPA	31
Jun 1	2 8:00 AM Blood Work 9:30 AM 2009 Projec 4:00 PM Fonovisa ED 7:00 PM Scout meeti	3	4 1:30 PM US Distribut	5	6 3:00 PM Dr V 3:20 (email Verification	7
8 Summer Camp	9 Summer Camp 11:30 AM Monthly U 7:00 PM Scout meet email verification	10 Summer Camp 11:00 AM Dividend R email verification	11 Summer Camp Germany advisory Bo email verification	12 Summer Camp Germany advisory Bo 9:00 AM Monthly Op email verification	13 Summer Camp email verification	14 Summer Camp
15	16 7:00 PM Scout meeti 7:00 PM Aquatic 4H	17 LA TRIP 2:04 PM Flight Itiner	18 LA TRIP 6:00 PM Poultry Bloo	19 LA TRIP EMI TRIP 7:00 PM Husky 4Her	20 LA TRIP 12:15 PM Updated: F	21 9:00 AM Poultry Bloo
22 Sam in Flatrock	23 Sam in Flatrock 7:00 PM Scout meeti	24 Sam in Flatrock (No Subject) (Depart 3:00 PM Some time	25 Sam in Flatrock (No Subject) (Depart 11:00 AM Review of	26 Sam in Flatrock 1:00 PM Distribution 2:45 PM Dr M (315.) 4:00 PM Fishers Sec	27 Sam in Flatrock 8:30 AM Fishers Sec 9:00 AM 09 Forecast 10:30 AM Pay Mcard 10:30 AM Meeting w 4:00 PM Ace Hardwa 6:00 PM canopy to s	28 Sam in Flatrock
29	30 4:30 PM KM 09 revie 7:00 PM Scout meeti 7:00 PM Scout meeti	Jul 1 11:00 AM ECI Payrol	2	3 5:30 PM A single uni	4 Vacation	5 Vacation

https://webmailedc.mi8.com/exchange/KlingeMi/Calendar/?cmd=contents 4/28/2009

Exhibit C.

Days Mr. Klinger's Security Card Not Used to Access Fishers' Facility
And, No Known Business Travel or Holidays
And, Days Not Already Included on Analysis Related to Exhibit A or B

Count	Day of Week	Date
1	Monday	6/30/2008
2	Wednesday	7/2/2008
3	Thursday	7/3/2008
4	Monday	8/4/2008
5	Thursday	8/28/2008
6	Wednesday	9/3/2008
7	Thursday	9/4/2008
8	Wednesday	9/10/2008
9	Monday	9/22/2008
10	Thursday	9/25/2008
11	Wednesday	10/1/2008
12	Monday	10/13/2008
13	Monday	10/27/2008
14	Thursday	10/30/2008
15	Friday	10/31/2008
16	Wednesday	11/5/2008
17	Friday	11/7/2008
18	Thursday	12/11/2008